SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report:	January 6, 2010

ATLANTIS TECHNOLOGY GROUP
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-16286	95-4082020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4700 Sheridan St, Ste J
Hollywood, FL 33021
(Address of principal executive offices)

Registrant’s telephone number, including area code:  305-433-6393

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On January 5, 2010, the Board of Directors of the Company approved a change of attorney.  The previous attorney, Gustov Ofsink, LLC of 600 Madison Ave, 14th Floor New York, NY 10022 has been dismissed and the Company has appointed the Law Office of Mitchell Segal, P.C. as Company attorney.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIS TECHNOLOGY GROUP

December 7, 2010	/s/ Christopher M Dubeau
Date	Christopher M Dubeau